U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

May 19, 2009

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RING ENERGY, INC.

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(Name of small business issuer as specified in its charter)

Nevada	0001384195	98-0495938

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(State or other jurisdiction (Commission (I.R.S. Employer

of incorporation) File Number) Identification No.)

18 ½ East State St., Suite 202, Redlands, CA	92373

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(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (909) 798-8394

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(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01	Entry into Material Definitive Agreement:

The company announced today, May 19th, 2009, that it had completed a material definitive agreement for the acquisition and development of a working interest in its initial oil and gas prospect. A general description of that agreement and the acquisition is as follows:

The Company has entered a binding commitment by which it acquired a 25% working interest (18.75% net revenue interest) in a 440 acre lease in Howard County, Texas for the purposes of drilling and potentially completing an initial oil well on such lease property (“Prospect”). The Company will be a non-operator in the lease acreage, with Big Star Oil and Gas, LLC, a Texas limited liability company (“Big Star”), acting as the operator and the holder of the leased acreage of the Prospect. The Company has paid to Big Star a prospect fee of $35,750, and will pay effectively 33.33% of all drilling, completion and operating costs in the initial well for its 25% working interest in the Prospect. The initial well will be a well drilled in unproven reserves with the intention to complete this well at a depth of approximately 7,800 feet. It is anticipated the well will be completed in the “penn reef” formation and is anticipated to be primarily an oil producer, if commercial.

The total cost of drilling and completion is not presently known, but is estimated that the cost of the initial well will be between $300,000 to $400,000 to the Company. The Company, as a minority interest non-operator in the Prospect, does not have any reserve report or estimate and is not likely to have such a report in the foreseeable future. As in all drilling and completion programs, no warranty or assurance of commercial production can be made or assumed.

A copy of the definitive agreement is attached hereto as Exhibit “A.”

Section 9 – Financial Statements and Exhibits

Item 9.01     Financial Statements and Exhibits

     (a)      Exhibit “A” - Participation Agreement

               See Exhibit 10.1
     (b)      Exhibits

Exhibit Number                                          Description

     10.1      Participation Agreement, Anderson Prospect, Howard County, Texas

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Notes about Forward-looking Statements

Statements contained in this current report which are not historical facts, including all statements regarding the consummation of the acquisition of assets, may be considered "forward-looking statements," which term is defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on current expectations and the current economic environment. We caution readers that such forward-looking statements are not guarantees of future performance. Unknown risks and uncertainties as well as other uncontrollable or unknown factors could cause actual results to materially differ from the results, performance or expectations expressed or implied by such forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED this 19th day of May, 2009.

/S/ Robert “Steve” Owens
Robert “Steve” Owens
President